ATLAS FUNDS
SUPPLEMENT DATED AUGUST 20, 2004, TO PROSPECTUS DATED APRIL 30, 2004

ATLAS BALANCED FUND
ATLAS STRATEGIC GROWTH FUND

The Atlas Funds Board of Trustees has approved New York Life Investment Management LLC as the new investment sub-adviser to Atlas Balanced Fund in place of the current sub-adviser, Madison Investment Advisors, Inc., and Renaissance Investment Management as the new investment sub-adviser to Atlas Strategic Growth Fund in place of the current sub-adviser, Madison Investment Advisors, Inc., subject to approval of the shareholders of Atlas Balanced Fund and Atlas Strategic Growth Fund. If New York Life Investment Management LLC and Renaissance Investment Management are approved as new sub-advisers, the investment advisory fees paid by each Fund will not change, and the new sub-advisers will continue to operate Atlas Balanced Fund and Atlas Strategic Growth Fund in a manner consistent with each Fund's current prospectus.

New York Life Investment Management LLC is an SEC-registered investment adviser headquartered in New York, New York, with over $180 billion in assets under management and providing investment management services to a wide range of individual, institutional, and corporate clients, including a prestigious roster of Fortune 500 companies.

Joan Sabella will be responsible for the day-to-day portfolio management of the Atlas Balanced Fund. Ms. Sabella is a director of New York Life Investment Management LLC and currently manages their balanced and fixed income separate account strategies and coordinates fixed income research

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and trading. She is a member of the Financial Planning Association and holds the designation  of  Certified  Financial  Planner  (CFP).

Renaissance Investment Management is an SECregistered investment adviser based in Cincinnati, Ohio, with over $634 million in assets under management and serving both institutional and high-net-worth clientele.

Michael E. Schroer will be responsible for the day-today portfolio management of the Atlas Strategic Growth Fund. Mr. Schroer is a Managing Partner and the Chief Investment Officer of Renaissance Investment Management and has been with the firm since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He was awarded the designation Chartered Financial Analyst (CFA) in 1985.

Further details will be provided in a proxy statement to be mailed to all shareholders of record of Atlas Balanced Fund and Atlas Strategic Growth Fund in October 2004.

ATLAS GLOBAL GROWTH FUND

On Page 21 of the Prospectus under the heading "Sub-Advisers," the information regarding the portfolio managers of Global Growth Fund is replaced with the following:

The portfolio managers of Global Growth Fund are William Wilby and Rajeev Bhaman. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby is a Senior Vice President (since October 1992) and Senior Investment Officer, Director of Equities of OppenheimerFunds, Inc. (since August 2004). Mr. Bhaman is a Vice President of Oppenheimer (since November 1996). He is a Chartered Financial Analyst.

ATLAS GROWTH OPPORTUNITIES FUND

On Page 21 of the Prospectus under the heading "Sub-Advisers" the information regarding the portfolio managers of Growth Opportunities Fund is replaced with the following:

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The portfolio  managers of the Growth  Opportunities  Fund are Christopher Leavy
and David Poiesz. They are the persons primarily responsible for selecting the securities for the Fund. Mr. Leavy, who is a Senior Vice President of the OppenheimerFunds, Inc., has been a Vice President and portfolio manager of the Fund since October 3, 2000. From 1997 until joining Oppenheimer in September 2000, Mr. Leavy was a portfolio manager at Morgan Stanley Dean Witter Investment Management. Effective June 28, 2004, Mr. Poiesz assumed the duties as a portfolio manager of the Fund. Prior to joining Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of RiverRock, a tech-oriented hedge fund from 1999 to 2001 and a portfolio manager at Jennison Associates from 1992-1999.

ATLAS VALUE FUND

At a shareholder meeting of Atlas Value Fund held August 6, 2004, the shareholders approved Hotchkis and Wiley Capital Management LLC ("HWCM") as the new investment sub-adviser to Atlas Value Fund. The investment advisory fees paid by Atlas Value Fund will not change, and HWCM will continue to operate Atlas Value Fund in a manner consistent with the Fund's current prospectus.

HWCM is a registered investment adviser formed in 1980 and located in Los Angeles, California. The firm is independently owned with a majority ownership interest held by its management and professional team and currently has approximately $11 billion of assets under management. Its clients include institutional and individual investors.

Since its inception, HWCM has focused on finding and investing in what it believes to be undervalued companies that have a significant potential for appreciation. Patty McKenna, principal and portfolio manager with HWCM, will be responsible for managing Atlas Value Fund. Ms. McKenna joined HWCM in 1995. Previously, she was an equity analyst at Trust Company of the West.